EXHIBIT 10.10

LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT, dated as of September 30, 2015 (this "Waiver"), is by and among LCI SHIPHOLDINGS, INC., a Marshall Islands corporation ("Borrower"), INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("Guarantor") and CAPITAL ONE, NATIONAL ASSOCIATION ("Lender").

WITNESSETH:

a. Borrower (as successor by assignment from Waterman Steamship Corporation ("WSC")), Guarantor and Lender are parties to that certain Loan Agreement dated as of December 28, 2011 (the "Original Loan Agreement"), which was amended by a First Amendment to Loan Agreement dated as of December 14, 2012 by and among WSC, Borrower, Guarantor and Lender (the "First Amendment"), a Second Amendment to Loan Agreement by and among Borrower, Guarantor and Lender dated October 30, 2014 (the "Second Amendment") and a Third Amendment to Loan Agreement by and among Borrower, Guarantor and Lender dated November 25, 2014 (the "Third Amendment;" the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, this Waiver and any future amendments, the "Agreement").

b. Borrower has requested, subject to the terms and conditions set forth herein, that the Lender waive, during the Waiver Period (as defined below), any Default or Event of Default arising from. Guarantor's failure to comply with the financial covenant contained in Section 7.01(b) of the Agreement concerning the ratio of current assets to current liabilities for the fiscal period ending September 30, 2015 (the "Designated Default");

WHEREAS, Lender is willing to waive the Designated Default solely for the duration of the Waiver Period (as defined below);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble hereto) have the meanings assigned to them in the Agreement.

SECTION 2, Limited Waivers to the Agreement.

(a) Lender hereby waives the Designated Default during the Waiver Period,

(b) It is hereby agreed to and understood by the parties to this Waiver that: (i) the waiver set forth herein shall be effective (subject to the terms of this Waiver) from the date of this Waiver to and including the Waiver Termination Date; (ii) the waiver set forth herein shall automatically terminate at the end of the Waiver Period and the Lender shall retain all rights and remedies with respect to the Designated Default following the Waiver

Termination Date; (iii) this is a onetime waiver and the Lender has no obligation to waive any future Defaults or Events of Default or to extend this limited waiver beyond the Waiver Termination Date; (iv) this Waiver does not waive any Default or Event of Default that may exist or hereafter occur with respect to any default not included in the Designated Default; and (v) this waiver does not constitute an amendment or modification of the Agreement,

SECTION 3. Waiver Termination Date. The limited waiver set forth herein shall terminate on the date (the "Waiver Termination Date") that is the earliest to occur of (i) November 30, 2015, as such date may be extended from time to time by the Lender, or (ii) the date of occurrence of any Default or Event of Default other than Designated Default. The period from and including September 30, 2015 to the Waiver Termination Date is referred to herein as the "Waiver Period." Each of Borrower and Guarantor acknowledges and agrees that immediately upon expiration of the Waiver Period, the Lender shall have all of its rights and remedies with respect to the Designated Default to the same extent, and with the same force and effect, as if the Waiver had not occurred.

SECTION 4. Representations. Warranties and Agreements. Borrower and Guarantor hereby represent and warrant to Lender that:

(a) This Waiver has been duly executed and delivered by Borrower and Guarantor and constitutes (assuming due execution by Lender) a legal, valid and binding obligation of Borrower and Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with Borrower's or Guarantor's execution, delivery or performance of this Waiver.

(b) After giving effect to this Waiver, the representations and warranties set forth in the Agreement and in each other Related Document are true, accurate and complete in all material respects on and as of the Waiver Effective Date (as defined below) with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(c) As of the Waiver Effective Date, after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

(e)The execution and delivery of this Waiver or any other document delivered by Borrower and Guarantor in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

SECTION 5. Effectiveness. This Waiver shall become effective immediately upon its execution by Borrower, Guarantor and Lender on September 30, 2015 (such date, the "Waiver Effective Date").

SECTION 6. Reaffirmation of Existing Debt and Liens. Borrower and Guarantor hereby acknowledge and confirm that (a) Borrower's and Guarantor's respective obligations to repay the Indebtedness under the applicable Related Documents, are valid, binding, and unconditional, and are not subject to any offsets, defenses, counterclaims, credits or adjustments of any kind or nature, or if Borrower or Guarantor has any such claims, counterclaims, offsets, credits or defenses, the ,same are hereby fully and irrevocably waived, relinquished and released in consideration of the execution and delivery of this Waiver by Lender; (b) Lender has a valid and enforceable first priority perfected Lien against the Collateral, and this Waiver shall in no manner impair or otherwise adversely affect such Lien, (d) Lender has performed fully all of its obligations under the Agreement and the Related Documents; and (e) by entering into this Waiver, except as expressly set forth in Section 2 hereof, Lender does not waive or release any term or condition of the Agreement or of any other document or instrument, or any of their rights or remedies under such Agreement or Related Documents or applicable law, or any of Borrower's Indebtedness thereunder.

SECTION 7. Effect of this Waiver.

(a) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender under the Agreement or any Related Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement or any other Related Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Agreement or any other Related Document in similar or different circumstances.

(b) This Waiver shall constitute a "Related Document" for all purposes of the Agreement and the other Related Documents.

SECTION 8. APPLICABLE  LAW, THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 9. Counterparts. This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Waiver by telecopy shall be effective as delivery of a manually executed counterpart hereof,

SECTION 10. Release of Claims. In consideration of Lender's willingness to enter into this Waiver, Borrower and Guarantor each hereby releases and forever discharges Lender and its successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the "Lender Group"), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Agreement and Related Documents through the date of this Waiver, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Borrower and/or Guarantor may have or claim to have against any of the Lender Group.

SECTION 11. Miscellaneous.

(a) This Waiver shall be binding on and shall inure to the benefit of Borrower, Guarantor, Lender and their respective successors and permitted assigns. The terms and provisions of this Waiver are for the purpose of defining the relative rights and obligations of Borrower, Guarantor and the Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Waiver.

(b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

(c) Wherever possible, each provision of this Waiver shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Waiver shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Waiver.

SECTION l2. Entirety. This Waiver and the Agreement and other Related Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Waiver and the Agreement and other Related Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Remainder of this page intentionally left blank.]

LCI SHIPHOLDINGS, INC.,

as Borrower

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President - Treasurer

INTERNATIONAL SHIPHOLDING CORPORATION,

as Guarantor

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

CAPITAL ONE, NATIONAL ASSOCIATION,

as Lender

By: /s/ Kyle Fontanille

Name: Kyle Fontanille

Title: Assistant Vice President